                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant [ ]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                              PMC Capital, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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
                                PMC CAPITAL, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             THURSDAY, MAY 14, 1998


To the Shareholders of PMC CAPITAL, INC.:

     The Annual Meeting of Shareholders of PMC Capital, Inc. (the "Company") will be held at its corporate headquarters, 17290 Preston Road, 3rd Floor, Dallas, Texas, on Thursday, May 14, 1998, at 9:30 a.m., local time, for the following purposes:

     (1) To elect three directors, each to hold office for a term of three years and until their respective successors shall have been elected and qualified;

     (2) To ratify the appointment of Coopers & Lybrand L.L.P. as the independent public accountants of the Company; and

     (3) To transact such other business as may properly come before such meeting.

     March 31, 1998 has been fixed as the date of record for determining shareholders entitled to receive notice of and to vote at the Annual Meeting.



                                        By Order of the Board of Directors,

                                        /s/ LANCE B. ROSEMORE

                                        Lance B. Rosemore,
                                        Secretary

April 14, 1998

     YOUR VOTE IS IMPORTANT. PLEASE DATE, VOTE, SIGN AND MAIL BACK THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE. THE ENCLOSED RETURN ENVELOPE MAY BE USED FOR THAT PURPOSE.

                                PMC CAPITAL, INC.
                              PMC CAPITAL BUILDING
                               17290 PRESTON ROAD
                                   THIRD FLOOR
                               DALLAS, TEXAS 75252

                                 PROXY STATEMENT

     The persons named in the accompanying form of proxy have been authorized to solicit proxies from shareholders of PMC Capital, Inc. (the "Company") on behalf of the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on May 14, 1998 (the "Annual Meeting") and at any adjournments thereof. The notice of the Annual Meeting, the proxy statement and the form of proxy are mailed to shareholders of the Company on or about April 14, 1998. Any shareholder giving a proxy in the accompanying form will retain the power to revoke it prior to its exercise by later proxy received by the Company or by giving notice of revocation to the Company in writing or at the Annual Meeting.

                         RECORD DATE; VOTING SECURITIES

     The record date for shareholders entitled to vote at the Annual Meeting is the close of business on March 31, 1998 (the "Record Date") at which time the Company had issued and outstanding 11,795,035 shares of its common stock, par value $.01 per share (the "Common Stock"). The Common Stock is the only class of capital stock of the Company issued and outstanding. In deciding all questions, a holder of Common Stock shall be entitled to one vote for each share.

                          PURPOSE OF THE ANNUAL MEETING

     At the Annual Meeting, the Company's shareholders will be asked to consider and vote on the following proposals:

     (i) To elect three directors for terms to expire at the 2001 annual meeting of shareholders and until their respective successors have been elected and qualified;

     (ii) To ratify the appointment of Coopers & Lybrand L.L.P. as the independent public accountants of the Company for the fiscal year ending December 31, 1998; and

     (iii) To transact such other business as may properly come before the Annual Meeting.

The Board of Directors does not know of any other matter that is to come before the Annual Meeting. If any other matters are properly presented for consideration, however, the persons authorized by the enclosed proxy will have directions to vote on such matters in accordance with their best judgment.

                         QUORUM AND VOTING REQUIREMENTS

     The holders of record of a majority of the outstanding shares of Common Stock at the Record Date will constitute a quorum for the transaction of business at the Annual Meeting. If a quorum should not be present or represented at the Annual Meeting, the shareholders present or represented at the Annual Meeting may adjourn the Annual Meeting from time to time without notice other than announcement at the Annual Meeting until a quorum is obtained.

     Each share of Common Stock may be voted for up to three (3) individuals (the number of directors to be elected) as directors of the Company. The three
(3) nominees for director receiving the highest number of votes cast by holders of shares of Common Stock present or represented by proxy at the Annual Meeting, if a quorum is present thereat, will be elected as directors by the Company. It is intended that, unless authorization to vote for one or more nominees for director is withheld, proxies will be voted FOR the election of all of the nominees set forth in this Proxy Statement.

     Approval of a majority of the shares of Common Stock represented and voting at the Annual Meeting will be necessary for ratification of the selection of Coopers & Lybrand L.L.P. as independent public accountants for the Company for the year ending December 31, 1998.

     Votes cast by proxy or in person will be counted by two persons appointed by the Company to act as inspectors for the Annual Meeting. The election inspectors will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for the purpose of determining the presence of a quorum and of determining the outcome of any matter submitted to the shareholders for a vote; however, abstentions will not be deemed outstanding and, therefore, will not be counted in the tabulation of votes on the proposals presented to the shareholders.

     The election inspectors will treat shares referred to as "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners and as to which the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. However, for the purpose of determining the outcome of any matter as to which the broker or nominee has indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

                              RIGHT TO REVOKE PROXY

     Any shareholder giving the proxy enclosed with the Proxy Statement has the power to revoke such proxy at any time prior to the exercise thereof by giving notice of such revocation, or by delivering a later-dated proxy, to the Secretary of the Company prior to the Annual Meeting. Shareholders will also have an opportunity to revoke their proxies by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy).

                            I. ELECTION OF DIRECTORS

GENERAL

     The Company's Articles of Incorporation currently provide for a Board of Directors of not less than five (5) and no more than twenty (20) directors, as fixed, from time to time, by the Board of Directors. Pursuant to the Articles of Incorporation, the directors are divided into three classes, with each class serving a three-year term and one class being elected by the shareholders annually. The Board of Directors currently consists of nine (9) members divided among the three classes of directors.

NOMINEES

     Set forth below is the principal occupation of, and certain other information with respect to, each of the nominees for election as a director of the Company, to hold office until the 2001 annual meeting of shareholders and until their respective successors shall have been elected and qualified. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO ELECT THE THREE NOMINEES FOR DIRECTORS.

     DR. IRVIN M. BORISH - Dr. Borish, 85, served as Benedict (Distinguished) Professor of Optometry at the University of Houston after retiring from Indiana University, where he holds the status of Professor Emeritus. He operated a private practice of optometry for over thirty years. He is the author of a major text in his field and holds five patents in contact lenses. He has been a director of the Company since 1989.

     MR. THOMAS HAMILL - Mr. Hamill, 44, is vice president of Jardine Sayer & Company, Inc., the United States reinsurance intermediary subsidiary of Jardine Lloyd Thompson plc. From 1989 through 1996, Mr. Hamill was president of

Caliban Holdings Ltd. ("Caliban") and its subsidiaries, including Belvedere Insurance Company Ltd. ("Belvedere"). From September 1986 through December 1989, Mr. Hamill was Vice President of Belvedere Corporation. Mr. Hamill is a non-executive director and Chairman of the Board of Caliban, Belvedere and Midlands Management Corporation. Mr. Hamill has been a director of the Company since 1992, when he was elected pursuant to an agreement between the Company and Belvedere in April 1991 whereby the directors of the Company agreed at that time to support a representative of Caliban Holdings in his candidacy for director in exchange for Belvedere's purchase of 185,000 shares of Common Stock. Mr. Hamill has no voting control of these shares.

     MR. BARRY A. IMBER - Mr. Imber, 51, has been a principal of Imber and Company, Certified Public Accountants, or its predecessor, since 1982. Imber and Company was the independent certified public accountant for the Company and its subsidiaries for the years ended December 31, 1988 through December 31, 1991. Mr. Imber was trust manager of PMC Commercial Trust, a Texas real estate investment trust and affiliate of the Company ("PMC Commercial") from September 1993 to March 1995 and a director of the Company since March 1995.

DIRECTORS CONTINUING IN OFFICE

     Set forth below is the principal occupation, and certain other information with respect to, each director of the Company who is continuing in office following the Annual Meeting.

     MR. ROBERT DIAMOND - Mr. Diamond, 66, has been an attorney for 41 years. He is currently of counsel to the law firm of Diamond & Diamond, P.A., Millburn, New Jersey. He served as a director of the Company from 1982 to 1992 and rejoined the Board of Directors in January 1994. He served as a member of the Board of Directors of Allstate Financial Corporation from 1991 to 1993. He has managed personal investments since 1991. His term as director expires in 1999.

     DR. MARTHA R. GREENBERG* - Dr. Greenberg, 46, has practiced optometry for 24 years in Russellville, Alabama and currently serves on the Board of Trustees of Southern College of Optometry. Dr. Greenberg has been a trust manager of PMC Commercial since May 1996 and a director of the Company since 1984. Her term as director expires in 1999.

     DR. FREDRIC M. ROSEMORE* - Dr. Rosemore, 74, has been the Chairman of the Board and Treasurer of the Company since 1983. From 1990 to 1992, Dr. Rosemore was a Vice President of the Company and from 1979 to 1990, Dr. Rosemore was the President of the Company. For many years he was engaged in diverse businesses, including the construction of apartment complexes, factory buildings, and numerous commercial retail establishments. From 1948 to 1980, Dr. Rosemore practiced optometry. He has been a director of the Company since 1983. His term as director expires in 2000.

     MR. LANCE B. ROSEMORE**- Mr. Rosemore, 49, has been Chief Executive Officer of the Company since May 1992, President of the Company since 1990 and Secretary since 1983. From 1990 to May 1992, Mr. Rosemore was Chief Operating Officer of the Company. Previously, Mr. Rosemore has owned a consumer finance company and has been employed by C.I.T. Financial and United Carolina Bank Shares. Mr. Rosemore has been a trust manager of PMC Commercial since June 1993 and a director of the Company since 1983. His term as director expires in 2000.

     DR. ANDREW S. ROSEMORE** - Dr. Rosemore, 51, has been Chief Operating Officer of the Company since May 1992 and Executive Vice President of the Company since 1990. From 1988 to May 1990, Dr. Rosemore was Vice President of the Company. From 1973 to 1988, Dr. Rosemore owned and managed commercial rental properties, apartment complexes and factory buildings. Since 1972, Dr. Rosemore has been a licensed physician in Alabama. Dr. Rosemore has been a trust manager of PMC Commercial since June 1993 and a director of the Company since 1988. His term as director expires in 2000.

     MR. LEE RUWITCH - Mr. Ruwitch, 84, is currently the owner of a ministorage facility, Regency Storage, Inc. which is located in West Palm Beach, Florida. Mr. Ruwitch has been involved with the daily management of personal investments since he sold a major legal newspaper business in 1986. He is the President of LFR Corporation. He sold his interests in TCA Joint Venture in Miami in 1997. He is involved with the management of the Francien and Lee Ruwitch Charitable Foundation in Miami, Florida. Mr. Ruwitch was a director of the Company from 1984 to December 1993 and rejoined the board in September 1994. His term as director expires in 1999.

-----------------------------


* Dr. Martha R. Greenberg is the daughter of Dr. Fredric M. Rosemore. Consequently, she may be deemed to be an "interested person" as defined under the Investment Company Act.

** Mr. Lance B. Rosemore and Dr. Andrew S. Rosemore are the sons of Dr. Fredric M. Rosemore. Dr. Andrew S. Rosemore owns in excess of 5% of the outstanding shares of Common Stock. Consequently, all such persons may be deemed to be "interested persons" as defined under the Investment Company Act of 1940, as amended (the "Investment Company Act").

NOMINATIONS FOR ELECTION TO THE BOARD OF DIRECTORS

     The Company does not have a nominating committee. The Board of Directors considers persons who will be eligible or desirable for membership on the Board of Directors. Names are solicited from all directors and an effort is made to obtain information with respect to all such potential nominees for the position of director. Shareholders wishing to recommend candidates for consideration by the Board of Directors can do so by writing to the Secretary of the Company at its offices in Dallas, Texas.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors had four regular (including video conferences) meetings during 1997. Each person who was a director for the entire year attended or participated in at least 75% of all regular meetings held by the Board of Directors and all committees on which such director served during such year. Non-employee directors were compensated $500 for each meeting they attended. The Company reimburses the directors for the travel expenses incurred by them in connection with such meetings.

     The Audit Committee of the Board of Directors is currently comprised of Mr. Hamill and Mr. Imber. The principal functions of the Audit Committee are to oversee the financial reporting policies, the accounting issues, the portfolio valuation and the entire audit function of the Company. The Audit Committee reports its activities to the Board of Directors. The Audit Committee holds meetings at such times as may be required for the performance of its functions and, during the year ended December 31, 1997, held one meeting.

     There is no compensation committee; however, the Board of Directors as a whole performs the functions of such committee. The Company has appointed an Independent Directors Committee currently consisting of Dr. Borish, Mr. Hamill, Mr. Ruwitch, Mr. Diamond and Mr. Imber, each of whom is otherwise disinterested with respect to the Company. The Independent Directors Committee, which held two meetings during 1997, reviews all proposed affiliated transactions to ensure that such transactions do not violate the appropriate provisions of the Investment Company Act.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company has no Compensation Committee. Each of Mr. Lance Rosemore and Dr. Andrew Rosemore participated in deliberations of the Company's Board of Directors concerning executive compensation for the year ended December 31, 1997. Mr. Lance Rosemore and Dr. Andrew Rosemore serve as executive officers and members of the Board of Trust Managers of PMC Commercial.

                               EXECUTIVE OFFICERS

     The following table sets forth the names and ages of the executive officers of the Company (each of whom serves at the pleasure of the Board of Directors), all positions held with the Company by each individual, and a description of the business experience of each individual for at least the past five years.

          Name                 Age            Title
          ----                 ---            -----
Dr. Fredric M. Rosemore        74      Chairman of the Board and Treasurer

Mr. Lance B. Rosemore          49      President, Chief Executive
                                       Officer and Secretary

Dr. Andrew S. Rosemore         51      Executive Vice President and
                                       Chief Operating Officer

Mr. Jan F. Salit               47      Executive Vice President,
                                       Chief Investment Officer
                                       and Assistant Secretary

Mr. Barry N. Berlin            37      Chief Financial Officer

Ms. Mary J. Brownmiller        43      Senior Vice President

Ms. Cheryl T. Murray           31      General Counsel

     For a description of the business experience of Drs. Fredric Rosemore and Andrew Rosemore and Mr. Lance Rosemore, see "Directors Continuing in Office" above.

     MR. SALIT has been Executive Vice President of the Company since May 1993 and Chief Investment Officer since March 1994. Mr. Salit has also been Executive Vice President of PMC Commercial since June 1993 and Chief Investment Officer and Assistant Secretary since January 1994. From 1979 to 1992, Mr. Salit was employed by Glenfed Financial Corporation and its predecessor company, Armco Financial Corporation, a commercial finance company, holding various positions including Executive Vice President and Chief Financial Officer.

     MR. BERLIN has been Chief Financial Officer of the Company since November 1992. Mr. Berlin has also been Chief Financial Officer of PMC Commercial since June 1993. From August 1986 to November 1992, he was an audit manager with Imber & Company, Certified Public Accountants. Mr. Berlin is a certified public accountant.

     MS. BROWNMILLER has been Senior Vice President of the Company since 1992 and Vice President of the Company since November 1989. Ms. Brownmiller has also been Senior Vice President of PMC Commercial since June 1993. From 1987 to 1989, she was Vice President for Independence Mortgage, Inc., a Small Business Association ("SBA") lender. From 1976 to 1987, Ms. Brownmiller was employed by the SBA, holding various positions including senior loan officer. Ms. Brownmiller is a certified public account.

     MS. MURRAY has been General Counsel of the Company since March 1994. Ms. Murray has also been General Counsel of PMC Commercial since March 1994. From 1992 to 1994 she was associated with the law firm of Johnson & Gibbs, P.C. and practiced in the financial services department. Ms. Murray earned her law degree from Northwestern University School of Law.

MANAGEMENT COMPENSATION

     The following table sets forth the aggregate amount of compensation paid by the Company during 1997 to each of the three highest paid executive officers and to all directors of the Company during fiscal year 1997.

                           SUMMARY COMPENSATION TABLE

                                                                                                            Total
                                                                   Profit Sharing     Total Profit      Compensation
                           Capacities in Which                      Contribution     Sharing Benefits       Paid
                              Remuneration         Aggregate       Accrued During        Accrued         by Company
  Name of Person                Received       Compensation (1) Last Fiscal Year (2)     to Date       to Directors(3)
  --------------                --------       ---------------- --------------------     -------       ---------------
Dr. Fredric M. Rosemore      Chairman of         $156,771           $18,811               $196,345
                             the Board
Mr. Lance B. Rosemore        President, Chief     405,793            18,811                203,183
                             Executive Officer
Dr. Andrew S. Rosemore       Executive Vice       409,909            18,811                167,924
                             President, Chief
                             Operating Officer
Mr. Jan F. Salit             Executive Vice       205,089            18,811                 53,407
                             President, Chief
                             Investment Officer
Dr. Irvin M. Borish          Director                                                                    $  2,000
Mr. Thomas HamillDirector                                                                                   2,500
Mr. Barry A. Imber           Director                                                                       2,500
Dr. Martha R. Greenberg      Director                                                                       2,000
Mr. Robert Diamond           Director                                                                       2,000
Mr. Lee Ruwitch              Director                                                                       1,500


-------------------

(1) The Company has determined that the amount of perquisites and other personal benefits paid to each of the executive officers listed in the compensation table does not exceed the lesser of $50,000 or 10% of each such person's annual salary and bonus reported in such table and that the aggregate amount of perquisites and other personal benefits paid to all executive officers and directors as a group does not exceed the lesser of 10% of all such person's annual salary and bonus or $650,000 ($50,000 multiplied by 13, the number of executive officers and directors). Accordingly, none of such perquisites and other personal benefits is included in the above table.

(2) The participants in the Company's profit sharing plan (the "Plan") consist of all employees who are at least 20-1/2 years old, have been employed by the Company for six months and are employed at the end of each fiscal year or have died, become totally disabled or retired after age 65 during such fiscal year. The Plan is intended to qualify under Section 401(a) of the Internal Revenue Code of 1986, as amended. A required distribution of $24,138.43 was paid to Dr. Fredric M. Rosemore. No monies were withdrawn from the Plan during 1997 for the benefit of Mr. Lance B. Rosemore or Dr. Andrew S. Rosemore. Mr. Lance B. Rosemore and Dr. Fredric M. Rosemore are co-administrators of the Plan.

(3) The Company's 1997 Director Stock Option Plan (the "Director Plan") automatically grants options to purchase 2,000 shares to each non-employee director on the first June 1st following the effective date of the Director Plan and to each newly elected non-employee director on the first June 1st following his or her election to the Board of Directors of the Company. Additional options to purchase 1,000 shares each June 1st thereafter shall be granted to each non-employee director so long as such non-employee director is a director of the Company on such date. The options granted under the Director Plan become exercisable one year after date of grant and expire if not exercised on the earlier of (i) thirty (30) days after the option holder no longer holds office as a director for any reason and (ii) within five (5) years after the date of grant. In 1997, each non-employee director was granted an option to acquire 2,000 shares on June 3, 1997 at an exercise price of $13.5625 per share.

OPTION GRANTS

     The following table sets forth information regarding stock options granted to each of the Executive Officers under the Company's 1997 Employee Share Option Plan in the fiscal year ended December 31, 1997.

                                                                                                    Potential
                                                                                               Realizable Value at
                                                                                                  Assumed Annual
                             Number of        % of Total Options                                  Rates of Share
                             Securities           Granted to         Exercise       Final       Price Appreciation
                         Underlying Options        Employees           Price       Exercise      for Option Term
   Name                     Granted (#)         in Fiscal Year       ($/Share)       Date        (5%)    (10%)
   ----                     -----------         --------------       ---------     --------    --------  ---------
Andrew S. Rosemore             6,985                 8.1%            $14.3125       6/14/02    $27,620    $61,034
Lance B. Rosemore              6,985                 8.1%             14.3125       6/14/02     27,620     61,034
Jan F. Salit                   6,500                 7.5%             14.3125       6/14/02     25,703     56,796
Barry N. Berlin                6,500                 7.5%             14.3125       6/14/02     25,703     56,796
Mary J. Brownmiller            4,000                 4.6%             14.3125       6/14/02     15,817     34,952
Cheryl T. Murray               4,000                 4.6%             14.3125       6/14/02     15,817     34,952

EMPLOYMENT AGREEMENTS

     The Company entered into employment agreements with the following key employees: Fredric M. Rosemore, Lance B. Rosemore, Andrew S. Rosemore, Jan F. Salit, Barry N. Berlin, Mary J. Brownmiller and Cheryl T. Murray. Each of these employment agreements provides for at least annual reviews by the Board of Directors of the salaries contained therein, with a mandatory minimum increase based on percentage increases to the cost of living index. In addition, the Board of Directors may determine, in its discretion, to award bonuses to each of the foregoing persons based on the Company's performance. Each of the employment agreements also provides that if a new board of directors of the Company is put in place, as a result of the acquisition of the Common Stock by an outside party or otherwise, and such new board requests the covered executive to resign or substantially modifies the duties or working conditions of the executive, the executive could resign and be entitled to be paid by the Company an amount equal to 2.99 times the average compensation paid to the executive over the last five years.

         II. RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     At a meeting held on December 13, 1997, the Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the Investment Company Act) of the Company, selected Coopers & Lybrand L.L.P. as the independent public accountants of the Company for the year ending December 31, 1998, and such selection is submitted to the shareholders of the Company for ratification. Coopers & Lybrand L.L.P. will perform the audit of the Company's financial statements and prepare the Company's tax returns. Representatives of Coopers & Lybrand L.L.P. will be in attendance at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate shareholder questions.

     THE BOARD OF DIRECTORS RECOMMENDS THE RATIFICATION OF COOPERS & LYBRAND L.L.P. AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

                        INFORMATION AS TO SHARE OWNERSHIP

     On March 31, 1998, the Company had outstanding 11,795,035 shares of Common Stock. The table below lists, as of the same date, certain information regarding the beneficial ownership of the Common Stock by all persons who are known by the Company to be the beneficial owners of more than 5% of the Common Stock, the directors, the executive officers and by all executive officers and directors as a group.

       Names and Addresses                        Amount and Nature of                   Percent of
      of Beneficial Owners                        Beneficial Ownership                   Ownership
      --------------------                        --------------------                   ---------
Dr. Irvin M. Borish (1)                                   135,000                           1.1%
      17290 Preston Road, 3rd Floor
      Dallas, Texas 75252

Mr. Robert Diamond (2)                                    353,935                           3.0%
      17290 Preston Road, 3rd Floor
      Dallas, Texas 75252

Dr. Martha R. Greenberg *(3)                              527,248                           4.5%
      17290 Preston Road, 3rd Floor
      Dallas, Texas 75252

Mr. Thomas Hamill (4)                                       6,000                           **
      17290 Preston Road, 3rd Floor
      Dallas, Texas 75252

Mr. Barry A. Imber                                             --                           **
      17290 Preston Road, 3rd Floor
      Dallas, Texas 75252

Dr. Andrew S. Rosemore *(5)                               774,017                           6.6%
      17290 Preston Road, 3rd Floor
      Dallas, Texas  75252

Dr. Fredric Rosemore *(6)                                 572,187                           4.9%
      17290 Preston Road, 3rd Floor
      Dallas, Texas 75252

Mr. Lance B. Rosemore *(7)                                224,502                           1.9%
      17290 Preston Road, 3rd Floor
      Dallas, Texas  75252

Mr. Lee Ruwitch (8)                                       398,216                           3.4%
      17290 Preston Road, 3rd Floor
      Dallas, Texas 75252

Mr. Jan F. Salit (9)                                          719                           **
      17290 Preston Road, 3rd Floor
      Dallas, Texas 75252

Mr. Barry N. Berlin                                           315                           **
      17290 Preston Road, 3rd Floor
      Dallas, Texas 75252

Ms. Mary J. Brownmiller                                     2,110                           **
      17290 Preston Road, 3rd Floor
      Dallas, Texas 75252

Ms. Cheryl T. Murray                                          200                           **
      17290 Preston Road, 3rd Floor
      Dallas, Texas 75252

Directors and executive officers                        2,994,449                           25.4%
as a group (13 persons)



----------------------

(1) Includes 115,000 shares held by a partnership of which Dr. Borish is the general partner and 20,000 shares held in two charitable lead trusts of which Dr. Borish is the trustee.

(2) Includes 179,691 shares held in an individual retirement rollover account and 5,300 shares held in grandchildren's trusts of which he is trustee.

(3) Includes 15,795 shares in which her children have a beneficial interest, 31,400 shares held in an individual retirement account, 127,500 shares held jointly with her husband, 141,894 shares held in a pension trust, 2,500 shares held by a foundation and 25,300 shares held in trust for the benefit of Dr. Greenberg and her children. Does not include 225,660 shares owned by her husband, as to which shares she disclaims any beneficial interest.

(4) Includes 1,000 shares owned by his minor son. Does not include 321,000 shares held by two companies of which Mr. Hamill is a director, as to which shares he disclaims any beneficial interest.

(5) Includes 368,332 shares held by a partnership of which Dr. Rosemore and his wife are general partners, 17,550 shares held as custodian for his children, 354,150 shares held in individual retirement accounts, 24,785 shares held in trust for the benefit of Dr. Rosemore and his children and 9,200 shares held by a partnership for the benefit of Dr. Rosemore and his children.

(6) Represents shares held by a partnership of which Dr. Fredric M. Rosemore is a general partner.

(7) Includes 2,892 shares in which his minor children have beneficial interest, 142,989 shares held jointly with his wife, 11,486 shares held in an individual retirement account, 26,095 shares held in trust for the benefit of Mr. Rosemore and his children, 6,600 shares held by a partnership for the benefit of Mr. Rosemore and his children and 4,020 shares owned individually by Mr. Lance B. Rosemore's wife.

(8) Includes 5,775 shares held in the name of his wife, 387,441 shares held in various trust of which Mr. Ruwitch is the trustee and 5,000 shares held by a corporation controlled by Mr. Ruwitch. Does not include shares owned individually by other members of his family, as to which shares he disclaims any beneficial interest.

(9)  Consists of 719 shares held in an individual retirement account.

* Mr. Lance B. Rosemore and Dr. Andrew S. Rosemore are the sons, and Dr. Martha R. Greenberg is the daughter, of Dr. Fredric M. Rosemore. Dr. Andrew
     S. Rosemore owns in excess of 5% of the shares of the Company. Consequently, all such persons may be deemed to be "interested persons" as defined under the Investment Company Act.

**   Less than 1.0%

                         CERTAIN AFFILIATED TRANSACTIONS

     A corporation controlled by certain of the executive officers and directors of the Company owns the office building at 17290 Preston Road, Dallas, Texas, in which the Company leases approximately 13,426 square feet of space. A substantial portion of the Company's space under the lease (10,693 square feet) was leased on November 23, 1991 and is currently rented at $187,226.20 per year. The lease expires in 2006. Management believes that these terms are no less favorable to the Company than those which the Company could obtain in an unaffiliated transaction. On August 4, 1992, such lease was amended to allow the Company to terminate such lease without the penalty upon 60 days written notice to the landlord. The decision whether or not the Company will continue the lease will be made by the Independent Directors Committee on an annual basis.

                            PROPOSALS OF SHAREHOLDERS

     Proposals of shareholders that are intended by such persons to be presented at the 1999 Annual Meeting of Shareholders of the Company and to be included in the Company's proxy statement and form of proxy relating to such meeting must be received by the Company not later than December 18, 1998. Shareholder proposals will be presented at the 1998 Annual Meeting of Shareholders only to the extent that such proposals meet certain guidelines established under federal securities laws. Proposals should be sent to Mr. Lance B. Rosemore, Secretary, 17290 Preston Road, 3rd Floor, Dallas, Texas 75252.

                              COSTS OF SOLICITATION

     The cost of soliciting proxies will be borne by the Company. The Company may request banks, brokerage house and other custodians, nominees and fiduciaries to forward copies of the proxy materials to beneficial holders of the shares, or to request authority for the execution of the proxies, and the Company may reimburse such banks, brokerage house and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith. In addition to solicitations by mail, officers of the Company may, without extra remuneration, make supplementary solicitations of proxies personally or by telephone, telegram or cable.

                                  OTHER MATTERS

     Management of the Company is not aware of any other matters to be presented for action at the Annual Meeting; however, if any such matters are properly presented for action, it is the intention of the persons named in the enclosed form of proxy to act in accordance with their best judgment on such matters. It is important that proxies be returned promptly to avoid unnecessary expense. Shareholders are urged, regardless of their number of shares of Common Stock, to date, sign and return the enclosed proxy. The Company's Annual Report to Shareholders is being distributed along with this Proxy Statement. If you do not receive a copy of the Annual Report, please contact the Company's Investor Relations Department at (972) 349-3200 and one will be provided to you.



                                      By Order of the Board of Directors

                                      /s/ LANCE B. ROSEMORE

April 14, 1998                        LANCE B. ROSEMORE
                                      Secretary

                                REVOCABLE PROXY

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                              OF PMC CAPITAL, INC.

     The undersigned hereby appoint(s) Barry N. Berlin and Jan F. Salit, or either of them, with full power of substitution and resubstitution, proxies of the undersigned, with all the powers that the undersigned would possess if personally present, to cast all votes which the undersigned would be entitled to cast at the Annual Meeting of Shareholders (the "Annual Meeting") of PMC Capital, Inc. (the "Company") to be held on Thursday, May 14, 1998, at the offices of the Company, 17290 Preston Road, 3rd Floor, Dallas, Texas, commencing at 9:30 a.m., local time and any and all adjournments thereof, including (without limiting the generality of the foregoing) to vote and act as follows:

                 (CONTINUED, AND TO BE SIGNED, ON REVERSE SIDE)

              * Please Detach and Mail in the Envelope Provided *
--------------------------------------------------------------------------------


    Please mark your
[X] votes as
    in this example.


1. ELECTION OF               FOR the nominees               WITHHOLD
   DIRECTORS.                listed at right                AUTHORITY
                        (except as indicated to          to vote for the
                              to contrary           nominees listed at right
                                  [ ]                           [ ]

   NOMINEES:    Dr. Irvin M. Borish
                Mr. Thomas Hamill
                Mr. Barry A. Imber

   Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) here:


   --------------------------------------------------

   --------------------------------------------------

2. Proposal to ratify the appointment of Coopers & Lybrand L.L.P. as independent public accountants for the Company for the fiscal year ending December 31, 1998.

   FOR  AGAINST ABSTAIN

   [ ]    [ ]     [ ]


In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

THIS PROXY WILL BE VOTED AT THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ABOVE OR, IN THE EVENT NO INSTRUCTIONS ARE SET FORTH, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES FOR DIRECTOR AND FOR PROPOSAL 2. This proxy hereby revokes all prior proxies given with respect to the shares of the undersigned.

        Your Board of Directors unanimously recommends that you vote FOR each of the nominees for director and FOR Proposal 2. Accordingly, please complete, sign, date, and return this proxy in the envelope provided for such purposes. No postage is required for mailing in the United States.





SIGNATURE(S)                                             DATE           , 1998
            --------------------------------------------     -----------

IMPORTANT: Please date this proxy and sign exactly as your name appears above. If shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.